Financial Statements

Nassau Life Separate Account D

December 31, 2024

With Report of Independent Registered Public Accounting Firm

Nassau Life Separate Account D

Financial Statements

December 31, 2024

Contents

Audited Financial Statements

Nassau Life Separate Account D

Statement of Net Assets

December 31, 2024

	Number of		Assets at		Units
Subaccount	Shares	Cost	Market Value	Net Assets	Outstanding	Unit Values

Virtus KAR Capital Growth Series	1,205	$ 21,179	$ 43,057	$ 43,057	52	$820.50

The accompanying notes are an integral part of these financial statements.

Nassau Life Separate Account D

Statement of Operations and Change in Net Assets

Years Ended December 31, 2024 and 2023

Virtus KAR Capital
Growth Series
Net assets as of December 31, 2022	$233,530
Investment loss:
Dividend distributions	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,912)
Net investment loss	(1,912)
Increase in net assets from operations:
Capital gain distributions	16,551
Realized capital gain on investments	1,717
Change in unrealized appreciation (depreciation)	53,465
Net gain on investments	71,733
Net increase in net assets from operations	69,821
Contract owner transactions:
Terminations, withdrawals and annuity payments	(33,342)
Transfers between subaccounts, net	(190)
Maintenance charges and mortality adjustments	(175)
Net decrease in net assets from contract transactions	(33,707)
Total increase (decrease) in net assets	36,114
Net assets as of December 31, 2023	$269,644
Investment loss:
Dividend distributions	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,184)
Net investment loss	(1,184)
Increase in net assets from operations:
Capital gain distributions	5,659
Realized capital gain on investments	89,871
Change in unrealized appreciation (depreciation)	(60,578)
Net gain on investments	34,952
Net increase in net assets from operations	33,768
Contract owner transactions:
Terminations, withdrawals and annuity payments	-
Transfers between subaccounts, net	(260,255)
Maintenance charges and mortality adjustments	(100)
Net decrease in net assets from contract transactions	(260,355)
Total increase (decrease) in net assets	(226,587)
Net assets as of December 31, 2024	$43,057

The accompanying notes are an integral part of these financial statements.

Nassau Life Separate Account D

Notes to Financial Statements

December 31, 2024

Note 1. Organization

The Nassau Life Separate Account D (the “Separate Account”) is a separate account of Nassau Life Insurance Company (“NNY”, the Company, “we” or “us”). NNY, domiciled in the State of New York, is a wholly-owned subsidiary of the Nassau Companies of New York (“NCNY” or the “Parent”) and an indirect subsidiary of Nassau Financial Group, L.P. (“Nassau”). Nassau is a financial services company providing life insurance and annuities, reinsurance and asset management.

The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established on February 7, 1972. The Separate Account currently consists of one investment option (also known as a subaccount) that invests in shares of an underlying mutual fund of the Virtus Variable Insurance Trust (“VVIT”). The Separate Account invests in the Virtus KAR Capital Growth Series-Class A Shares of the VVIT (the “Fund”).

NNY and the Separate Account are subject to regulation by the New York Department of Financial Services and the U.S. Securities and Exchange Commission (“SEC”). The assets and liabilities of the Separate Account are clearly identified and distinguished from NNY’s other asset and liabilities.

Note 2. Additions, Mergers, Liquidations and Name Changes

A. Additions

There were no fund additions in 2023 or 2024.

B. Mergers

There were no fund mergers in 2023 or 2024.

C. Liquidations

There were no fund liquidations in 2023 or 2024.

D. Name Changes

There were no name changes in 2023 or 2024.

Note 3. Significant Accounting Policies

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Market Risk

Each subaccount invests in shares of a single underlying fund. The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met. A fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such

Nassau Life Separate Account D

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

changes could materially affect contract holder’s investments in the funds and the amounts reported in the statements of net assets. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Separate Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of NNY, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, NNY does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. NNY will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change such as possibility for elevated mortality and investment market volatility.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Separate Account invests in shares of open-end mutual funds, which process contract holders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs). The fair value of the Separate Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments. The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund. That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.

The Separate Account measures the fair value of its investment in the Fund on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•  Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.

•  Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument

Nassau Life Separate Account D

Notes to Financial Statements (continued)

Note 3. Significant Accounting Policies (continued)

in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.

Investments in Fund shares are valued using the reported net asset value of the respective Funds at the end of each New York Stock Exchange business day, as determined by the respective Funds. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2024.

The Separate Account had no financial liabilities as of December 31, 2024.

Segment Disclosures

In this reporting period, the Separate Account adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the financial position or the results of operations for the subaccounts of the Separate Account. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the Accounting Operations Department, who is responsible for reviewing subaccount financial statements and related Separate Account controls. The Separate Account represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on the investment selections of its contract holders. The financial information which is used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reported on the Statement of Operations and Change in Net Assets as net assets and significant segment expenses are reported in the Statement of Operations and Change in Net Assets. The CODM does not evaluate the business using asset or subaccount expense information.

Nassau Life Separate Account D

Notes to Financial Statements (continued)

Note 4. Purchases and Proceeds from Sales of Investments

The cost of investment purchases and proceeds from investments sold for the years ended December 31, 2024 and 2023, were as follows:

	2024		2023
		Proceeds from		Proceeds from
Subaccount	Cost of Purchases	Sales	Cost of Purchases	Sales

Virtus KAR Capital Growth Series	$ 5,659	$ 261,540	$ 16,551	$ 35,619

Nassau Life Separate Account D

Notes to Financial Statements (continued)

Note 5. Related Party Transactions and Charges and Deductions

Related Party Transactions

NNY and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. NNY is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.

Charges and Deductions

NNY makes deductions from the contract to compensate for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits. Certain charges are deducted from the variable contracts as a daily reduction in Unit Value. The charges are included in a separate line item entitled “Mortality and expense risk and administrative charges” in the accompanying Statement of Operations and Change in Net Assets. Other periodic charges are taken out as a transaction on a monthly basis. Those charges appear on the Statement of Operations and Change in Net Assets on line “Maintenance charges and mortality adjustments”. The contract charges are described below:

A. Contract Maintenance Charges

The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate NNY for certain costs associated with maintenance. These expenses are included in a separate line item entitled “Maintenance charges and mortality adjustments” in the accompanying Statement of Operations and Change in Net Assets. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:

Administration Charge – NNY will make deductions to cover administrative expenses at a maximum annual rate of $15 per contract.

Contract Surrender Charge – In accordance with terms of the contracts, NNY makes deductions for surrender charges. Because a contract value and duration may vary, the surrender charge may also vary.

Other Charges – NNY may deduct other costs depending on the policy terms.

All of the above expenses are reflected as a redemption of units.

B. Mortality and Expense Fees

NNY will make deductions at a maximum rate of 0.80% of the contract’s value for the mortality and expense cost risks, which NNY undertakes. These expenses are included in separate line item “Mortality and expense risk and administrative charges” in the accompanying Statement of Operations and Change in Net Assets. This expense is reflected as a reduction of unit values.

Nassau Life Separate Account D

Notes to Financial Statements (continued)

Note 6. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2024 and 2023, were as follows:

		2024			2023
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Virtus KAR Capital Growth Series	-	(359)	(359)	-	(65)	(65)

Nassau Life Separate Account D

Notes to Financial Statements (continued)

Note 7. Financial Highlights

The Separate Account product has unique combinations of features and fees that are charged against the contract owner’s subaccount balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns. The information presented below identifies expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Separate Account as contract owners may not have selected all available and applicable contract options as discussed in Note 5.

A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios and total return ratios for each of the five years in the period ended December 31, 2024, were as follows:

				Investment
		Unit		Income	Expense	Total
		Values	Net	Ratios	Ratios	Returns
Subaccount	Units	($) (4)	Assets ($)	(%) (1)	(%) (2)	(%) (3)(4)

Virtus KAR Capital Growth Series
2024	52	820.50	43,057	-	0.80	25.18
2023	411	655.43	269,644	-	0.80	33.63
2022	476	490.47	233,530	-	0.80	(36.62)
2021	476	773.87	368,739	-	0.80	11.24
2020	477	695.68	331,646	-	0.80	49.02

Nassau Life Separate Account D

Notes to Financial Statements (continued)

Note 7. Financial Highlights (continued)

(1)  The investment income ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)  The expense ratios represent the annualized contract expenses of the Separate Account for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner contracts through the redemption of units and expenses of the Fund have been excluded.

(3)  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4)	Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contract holders.

Note 8. Subsequent Events

The Separate Account has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nassau Life Insurance Company

and Contract Owners of Nassau Life Separate Account D:

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of Virtus KAR Capital Growth Series - Class A Shares that comprises Nassau Life Separate Account D (the Separate Account) as of December 31, 2024, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights in Note 7 for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2024, the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with the transfer agent of the underlying mutual fund. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nassau Insurance Group Holdings’ separate accounts since 2015.

Boston, Massachusetts

April 15, 2025